                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 30, 2001 relating to the financial statements and financial statement schedule of ICO, Inc., which appears in ICO, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2001.


/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Houston, Texas
November 1, 2002